Barclay’s Capital Global Healthcare Conference March 15, 2011 Exhibit 99.1

Forward-Looking Statements/Non-GAAP Financial Measures This presentation contains "forward-looking" statements within the meaning of the federal securities. We warn you that forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond our ability to control or predict with accuracy and some of which we might not even anticipate. These risks and uncertainties include: the timing to consummate the proposed transaction with CVS Caremark; negative effects from the pendency of the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the ability of Universal American to timely receive the required approval of its shareholders; the risk that the contemplated transaction does not occur for any other reason; the possibility that costs or difficulties related to the separation of the Medicare Prescription Drug Business will be greater than expected; the risks to New UAM's ability to effectively operate its businesses independently of the Medicare Prescription Drug Business, including its ability to access sufficient sources of capital to fund its operations; the risks to New UAM's ability to retain and hire key personnel; the diversion of management time on transaction-related issues and other risks described in the risk factor section of our SEC reports. We give no assurance that we will achieve our expectations and we do not assume responsibility for the accuracy and completeness of the forward-looking statements. All forward-looking statements included in this presentation are based upon information available to Universal American as of the date of the presentation, and we assume no obligation to update or revise any such forward-looking statements. The discussion in this presentation of Universal American’s financial performance includes financial measures that are not derived from generally accepted accounting principles, or GAAP. Information regarding these non-GAAP financial measures is available in our quarterly earnings press releases in the Investor Relations section of Universal American’s website at www.universalamerican.com.

Additional Information In connection with the proposed transaction with CVS Caremark, New UAM has filed with the SEC a Registration Statement on Form S-4 that includes a proxy statement of Universal American that also constitutes a prospectus of New UAM. We will mail the proxy statement/prospectus to our shareholders. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF UNIVERSAL AMERICAN ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY BECAUSE THE PROXY STATEMENT/PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (sec.gov). You will also be able to obtain these documents, free of charge, when filed, from our website, www.UniversalAmerican.com, under the tab “Investors” and then under the tab “SEC Filings.” Universal American and its directors, executive officers and certain other members of our management and employees may be soliciting proxies from Universal American shareholders in favor of the merger and the separation. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Universal American shareholders in connection with the proposed transaction is set forth in the proxy statement/prospectus filed with the SEC. You can find information about Universal American’s executive officers and directors in the proxy statement/prospectus filed with the SEC.

Senior Market: It’s only just beginning Fastest growing demographic segment. Baby boomers started to reach 65 in 2010. Source: CMS website and 2009 Board of Trustees Report. 40 45 50 55 60 65 $300 $500 $700 $900 $1,100 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 Population Spending Spending ($ billions) Population (millions)

Universal American Evolution Part D Rollout Acquired Member-Health PFFS Expansion Key Developments PPO Rollout MIPPA Legislation Changed Regulatory and Political Environment Passage of Healthcare Reform Notes: (1) Other reflects Senior Administrative Services, Corporate, and eliminations (2) Total Revenue excludes Realized Gains/(Losses) Sold L&A to GWA Paid $2.00 Special Dividend Acquired Heritage 2004 2005 2006 2007 2008 2009 2010 ($ in millions) Actual Actual Actual Actual Actual Actual Actual Revenues Medicare Advantage $94 13% $241 26% $451 33% $1,943 62% $2,421 51% $2,643 53% $3,182 56% Medicare Part D 0 0% 0 0% 294 22% 643 21% 1,896 40% 1,984 40% 2,187 39% Traditional Insurance 620 85% 669 72% 577 43% 515 16% 456 10% 346 7% 307 6% Other (1) 12 2% 20 2% 25 2% 30 1% 18 0% 16 0% 5 0% Total Revenues (2) $726 100% $932 100% $1,349 100% $3,130 100% $4,790 100% $4,989 100% $5,682 100%

Summary P&L – Full year 2010 (1) Other reflects Corporate, Other Segment and Eliminations ($ in Millions) MA Part D Traditional Other (1) Pre-tax Ending Membership (in 000s) 286 1,897 Member Months (in 000s) 3,491 22,709 Net Premium $3,155.8 $2,184.0 $289.9 $0.0 $5,629.6 Net Investment Income and Other Income 26.6 3.1 17.6 5.3 52.6 Total Revenue 3,182.4 2,187.0 307.5 5.3 5,682.2 Benefits 2,638.6 1,798.2 222.1 - 4,658.9 MBR 83.6% 82.3% 76.6% Gross Profit 543.8 388.8 85.4 5.3 1,023.4 Total Costs 394.8 204.0 84.2 51.1 734.1 % of Net Premiums 12.5% 9.3% 29.1% Pro Forma Operating Profit / (Loss) $149.1 $184.8 $1.2 ($45.8) $289.3 Margin 4.7% 8.4% 0.4% Tax Expense 106.6 Pro Forma Net Income $182.7 EPS $2.32 Non-recurring Items (after-tax) (12.6) Investment Items (after-tax) 3.2 Tax Items 14.4 Reported Net Income $187.7 EPS $2.38 Shares Outstanding 78.700

Balance Sheet Pro Forma ($ in millions, except per share data) 12/31/09 12/31/10 12/31/10 Assets Parent cash & investments (1) $102.1 $68.8 ($5.8) Insurance Co. cash & investments 1,720.7 1,396.5 1,399.9 Total cash & investments $1,822.8 1,465.4 1,394.1 DAC 150.4 144.8 144.8 Goodwill 530.0 525.7 77.5 Present value of future profits 167.5 144.2 37.4 Other assets 1,144.1 1,376.0 957.0 Total Assets $3,814.9 $3,656.0 $2,610.7 Liabilities & Equity Policy and other liabilities $1,941.6 1,810.4 1,566.3 Bank debt 313.8 232.9 0.0 Trust preferred securities 110.0 110.0 0.0 0.0 0.0 Total Liabilities $2,365.4 2,153.3 1,566.3 Equity ex. AOCI 1,457.4 1,505.2 1,038.0 AOCI (7.9) (2.5) 6.4 Total Equity $1,449.5 1,502.7 1,044.4 Total Liabilities & Equity $3,814.9 $3,656.0 $2,610.7 Metrics Debt + Trust Preferred / Total Capitalization (2) 22.5% 18.6% 0.0% Fully Diluted BVPS, excl AOCI $18.38 $18.59 $12.82 Fully Diluted BVPS, excl AOCI and Goodwill $11.73 $12.25 $11.86 Diluted Shares Outstanding at Balance Sheet Date 79.8 83.0 81.0 (1) Included in 2010 Other Liabilities is approximately $20 million in timing payment of tax and other expenses (2) Total Capitalization = Debt + Trust preferred securities + Equity ex. AOCI

Medicare Part D Highlights Revenues Membership Note: 2008 Pro Forma membership reflects dissolution of CVS Partnership * 3rd largest Part D Plan and LIS Part D Plan by membership 1.9 mm members as of Jan. 2011 1.4 mm LIS members as of Jan. 2011 Plan Consolidation for 2011 From 5 to 2 = only CCRx Basic & CCRx Choice (Enhanced) 2011 Bid Results Below benchmark in 26 regions De minimis in 3 regions Loss of 1 existing region (NV = 5k members) No AEP one-time auto-assigned duals on January 1, 2011; monthlies restarted Lipitor/Crestor in Tier 1 formulary

CVS Caremark Transaction Highlights Strategic Considerations Attractive valuation; all cash proceeds Focus on overcoming near-term regulatory challenges and rebuilding momentum in the Medicare Advantage business Tax Implications Cash and FMV of the New UAM stock at closing will be taxable proceeds to shareholders Closing expected by the end of 2Q ‘11 HSR review (cleared 2/28/11) State Insurance Department approvals Shareholder approval Transaction Structure * On December 30, 2010, Universal American entered into a definitive agreement to sell its Medicare Part D business to CVS Caremark for $1.25 billion in cash subject to adjustment including excess capital relating to the Part D business. CVS Caremark will acquire all of the stock of Universal American and concurrently distribute to Universal American shareholders 100% of the shares of a newly formed public company (“New UAM”), which will own all other operations of Universal American, including its Medicare Advantage and Traditional Insurance businesses. At the closing of the transaction, Universal American shareholders are now expected to receive (i) approximately $13.00 per share to $13.20 per share in cash and (ii) one share of New UAM We project that New UAM will have a total of approximately $630 million of cash and statutory capital in its subsidiaries as of June 30, 2011.

New UAM Medicare Advantage: Healthy Collaboration HMO PPO NPFFS Rural PFFS Traditional Insurance Medicare Supplement, etc All Statutory Entities, except Pennsylvania Life Approx. $630 million of cash and SAP capital as of 6/30/2011 Same management team Challenge: resize G&A expenses by closing date

Medicare Advantage 2010 Highlights Revenues Membership 241,000 240,000 285,750 2011 Marketing Suspension Healthy CollaborationSM model Investment in Medical Management Network Coverage 55 markets Focus on Network PFFS Rural Strategy Focus on Star rating: Average of 3 out of 5 stars

On November 19th 2010, CMS notified the Company of the imposition of intermediate sanctions Effective December 5th 2010, marketing and enrollment of new members was suspended in Medicare Advantage plans The suspension relates primarily to agent oversight and market conduct issues Impact on current membership Current Medicare Advantage members – No impact Part D members – No impact Lapsation Working diligently with CMS No timeframe for lifting the sanction CMS Sanctions

Estimated March 2011 MA Membership Estimated Membership (000's) HMO 63 PPO 24 Rural PFFS 33 Non-Rural PFFS 56 Total PFFS 89 Total Medicare Advantage 176

MA Reimbursement After 2011 – Estimated UAM Membership Distribution Based on estimated January membership. Target Benchmark / FFS Cost Ratio Transition Period 95.0% 100.0% 107.5% 115.0% Total 2 year 1% 2% 4% 10% 17% 4 year 3% 5% 6% 15% 29% 6 year 34% 3% 5% 12% 54% Total 38% 10% 15% 37% 100% HMO 95% 4% 1% 0% 100% PPO 12% 12% 17% 58% 100% PFS-Non Rural 7% 9% 19% 65% 100% PFS-Rural 17% 18% 27% 38% 100% Total MA 38% 10% 15% 37% 100%

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